Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David W. Asai, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Learning Tree International, Inc. on Form 10-Q for the quarter ended March 28, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Learning Tree International, Inc.

May 8, 2014

By:	/s/ David W. Asai
David W. Asai
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Learning Tree International, Inc. and will be retained by Learning Tree International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.